UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2004

                               ALMOST FAMILY, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                             1-9848                   06-1153720
(State or other jurisdiction       (Commission File No.)         (IRS Employer
   of incorporation)                                         Identification No.)

         9510 Ormsby Station Road, Suite 300
            Louisville, Kentucky                                    40223
(Address of principal executive offices)                          (Zip Code)

                                 (502) 891-1000
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements and Exhibits

Exhibit 99.1--Press release of quarterly financial information as of March 31, 2004, issued on May 14, 2004.

Item 12. Results of Operations and Financial Condition

On May 14, 2004, the registrant issued the attached press release regarding its operating results for the three month period ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALMOST FAMILY, INC.
                                             (Registrant)

                                             By:  /s/ C. Steven Guenthner
                                             ----------------------------------
                                             C. Steven Guenthner Senior Vice
                                             President and Chief Financial
                                             Officer Dated: May 14, 2004